Exhibit 99.1

July 2019 © 2019, Iovance Biotherapeutics, Inc. Investigating the Power of Tumor Infiltrating Lymphocytes for Treatment of Solid Tumors

Forward Looking Statements

This presentation contains "forward-looking statements" of Iovance Biotherapeutics, Inc. (hereinafter referred to as the "Company," "we," "us," or "our"). We may, in some cases, use terms such as "predicts," "believes," "potential," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. The forward-looking statements include, but are not limited to, risks and uncertainties relating to the success, timing, projected enrollment, manufacturing capabilities, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates (including both Company-sponsored and collaborator-sponsored trials in the U.S. and Europe), such as statements regarding the timing of initiation and completion of these trials or cohorts within these trials; the timing of, and our ability to, obtain and maintain U.S. Food and Drug Administration ("FDA") or other regulatory authority approval of, or other action with respect to, our product candidates, including those product candidates that have been granted breakthrough therapy designation ("BTD") or regenerative medicine advanced therapy designation ("RMAT") by the FDA; the strength of our product pipeline; the successful implementation of our research and development programs and collaborations; the success of our manufacturing, license or development agreements; the acceptance by the market of the our product candidates, if approved; our ability to obtain tax incentives and credits; and other factors, including general economic conditions and regulatory developments, not within the our control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: the FDA may not agree with our interpretation of the results of its clinical trials; later developments with the FDA that may be inconsistent with already completed FDA interactions; preliminary clinical results, including efficacy and safety results, from ongoing clinical trials may not be reflected in the final analyses of these trials, including new cohorts within these trials; the results obtained in our ongoing clinical trials, such as the studies and trials referred to in this presentation, may not be indicative of results obtained in future clinical trials or supportive of product approval; regulatory authorities may potentially delay the timing of FDA or other regulatory authority approval of, or other action with respect to, our product candidates (specifically, our description of FDA interactions are subject to FDA's interpretation, as well as FDA's authority to request new or additional information); our ability to address FDA or other regulatory authority requirements relating to its clinical programs and registrational plans, such requirements including, but not limited to, clinical and safety requirements as well as manufacturing and control requirements; risks related to our accelerated FDA review designations, including BTD and RMAT and our ability to benefit from such designations; our ability to obtain and maintain intellectual property rights relating to its product pipeline; and the potential reimbursement of our product candidates by payors, if approved.

For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward-looking statements, please refer to the Risk Factors section of the Company's Annual Report on Form 10-K and subsequent updates that may be contained in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K on file with the SEC. Forward-looking statements speak only as to the date they are made. Except as required by law, we do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward looking statements are made. This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

IOVANCE
© 2019, Iovance Biotherapeutics, Inc.
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Leveraging Tumor Infiltrating Lymphocyte (TIL) to Address Unmet Need

Discovery	Manufacturing Development, Clinical Program Establishment					Commercialization
2011	**2015**	**2016**	**2017**	**2018**	**2019**	**2020**
TIL therapy conducted by Steven Rosenberg/NCI published results showing: 56% ORR[1] and 24% CR rate in melanoma patients, with durable CRs as an early line therapy[2]	FDA Orphan Drug Designation for lifileucel in malignant melanoma	First patient dosed for Gen 1 lifileucel in melanoma Gen 2 manufacturing developed and transferred to CMOs	Efficacy data from Gen 2 proprietary, centralized and commercial process presented Head & Neck and Cervical studies began FDA Fast Track designation for lifileucel in melanoma received Partnership with MD Anderson on multiple solid tumors Partnership with Ohio State University for PBL in hematological malignancies	European sites activated for Melanoma & Cervical FDA RMAT designation for lifileucel in advanced melanoma received FDA End-of-Phase 2 meeting for lifileucel held Lifileucel Cohort 2 clinical data showed 38% ORR in 47 patients, Median DOR: 6.4 months, DCR: 77% in with average 3.3 prior lines of therapy Two rounds of financing conducted: over $425 mil raised	First patient dosed for melanoma registrational trial FDA Fast Track, Breakthrough Therapy designation in cervical Interim data at ASCO for melanoma showed 38% ORR and cervical 44% ORR Initiate building US manufacturing facility in Philadelphia for commercial supply Determine registration path for cervical File IND for PBL in CLL	Complete enrollment for registrational Cohort 4 in melanoma BLA submission for lifileucel

[1] Rosenberg, S. A., *et al.* Clinical Cancer Research, 2011, 17, 4550
[2] Goff, S. L. et al. *Journal of Clinical Oncology*, 2016, 34(20), 2389-2397

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© 2019, Iovance Biotherapeutics, Inc.
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Manufacturing Development, Clinical Program Establishment Commercialization (1) Rosenberg, S. A., et al . Clinical Cancer Research, 2011, 17, 4550 (2) Goff, S. L. et al. Journal of Clinical Oncology , 2016, 34(20), 2389 - 2397 FDA Orphan Drug Designation for l ifileucel in malignant melanoma 2015 First patient dosed for Gen 1 l ifileucel in melanoma Gen 2 manufacturing developed and transferred to CMOs 2016 Efficacy d ata from Gen 2 proprietary, centralized and commercial process presented Head & Neck and Cervical studies began FDA Fast Track Status for l ifileucel in melanoma received Partnership with MD Anderson on multiple solid tumors executed Partnership with Ohio State University for PBL in hematological malignancies initiated 2017 European sites activated for Melanoma & Cervical FDA RMAT designation for l ifileucel in advanced melanoma received FDA End - of - Phase 2 Meeting for l ifileucel held L ifileucel Cohort 2 clinical data showed 38% ORR in 47 patients , Median DOR: 6.4 months, DCR: 77% in with average 3.3 prior lines of therapy 2018 Complete enrollment for registrational cohort in melanoma BLA submission for l ifileucel 2020 Discovery 2011 TIL therapy conducted by Steven Rosenberg/NCI published results showing: 56% ORR (1) and 24% CR rate in melanoma patients, with durable CRs as an early line therapy (2) 2019 Begin enrollment for melanoma registrational cohort Discuss registration path for cervical Initiate building US manufacturing facility for commercial supply Move TIL into earlier lines of therapy by combining with anti - PD/L - 1 antibodies in CPI - naïve population File IND for PBL in CLL © 2019, Iovance Biotherapeutics , Inc. Leveraging Tumor Infiltrating Lymphocyte (TIL) to Address Unmet Need 4 Key Highlights 2018: FDA End - of - Phase 2 meeting for lifileucel held FDA agreed with the single arm r egistration plan 2019: Enrolling for melanoma registrational C ohort 4 (fast to market registration plan) Breakthrough Therapy designation received in Cervical cancer Data update at ASCO: Melanoma Cohort 2 showed 38% ORR (N=66), DOR not reached Cervical showed 44% ORR (N=27), DOR not reached

© 2019, Iovance Biotherapeutics, Inc. Leading cell therapy company focused on treatment of solid tumors Investment Highlights 5 Large market opportunity and strong unmet need Potential to be the first cell therapy approved for solid tumors in melanoma and cervical Efficient and scalable proprietary manufacturing • Initial focus in post - checkpoint solid tumors • Expansion into combinations and earlier lines of therapy • Four company - sponsored programs in melanoma, cervical, head & neck, basket study in CPI naive • Accelerated path to approval in melanoma • First patient dosed in pivotal trial for melanoma and BLA filing expected 2H 2020 • RMAT, Orphan Drug, and Fast Track designations in melanoma • Breakthrough Therapy, Orphan Drug and Fast Track designation in cervical cancer • U.S. and E.U. capacity with contract manufacturers • Building Iovance 136,000 sq. ft. manufacturing facility in Philadelphia • Rapid 22 - day Gen 2 manufacturing with >90% success rate • 100+ patients treated with Iovance proprietary process • Investigator - led programs to evaluate additional solid tumors or new combinations • Touch points with institutions including NIH/NCI, Moffitt Cancer Center, MD Anderson, Roswell Park, and Ohio State University Broad platform and wide applications explored through partnerships

Highly Individualized, Specific, and Potent Attack Against Cancer

Leverages and enhances the body's natural defense against cancer using a patient's own **Tumor Infiltrating Lymphocytes**, or **TIL**

- **Polyclonal**: Can recognize multiple neoantigens
  - Effective in solid tumors which are heterogeneous
  - Available data in melanoma, cervical, head & neck, and lung cancers
- **Individualized**: TIL of each patient is specific and private with almost no overlap of uCDR3 between patients [1]
- **Persistence**: 100% of patients had TIL persisting at Day 42[1]
- **Immunological memory**: Potentially no additional maintenance therapy after infusion
  - Responses seen in both treatment naïve and refractory melanoma patients, including checkpoint refractory
  - Complete responses observed in cervical cancer patients, maintained at 53 and 67 months[2]



[1] Gontcharova, *et al.*, Persistence of cryopreserved tumor-infiltrating lymphocyte product lifileucel (LN-144) in C-144-01 study of advanced metastatic melanoma, AACR 2019, Abstract #LB-069
[2] Stevanovic, *et al.*, Treatment of Metastatic Human Papillomavirus-Associated Epithelial Cancers with Adoptive Transfer of Tumor-Infiltrating T Cells, ASCO 2018, Abstract #3004

IOVANCE
© 2019, Iovance Biotherapeutics, Inc.
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Competitive Advantages of TIL in Solid Tumors

CHECKPOINTS	TCR	CAR-T (LIQUID TUMORS)	TIL (SOLID TUMORS)
Target multiple tumor antigens	Target only single tumor antigen	Mainly target only single/ surface tumor antigen	**Target multiple tumor antigens**
Long maintenance period	One-time treatment	One-time treatment	**One-time treatment**
Utility in several solid tumors	Few solid tumors treated so far	No examples of successful utility in solid tumors	**Available data in: melanoma, cervical, head & neck and lung cancers**
Potential long-term irreversible toxicities	Potential on-target, off-tissue effects	Potentially immunogenic: cytokine release syndrome	**Minimal chance of unpredicted on-target, off-tissue effects found to date**
Off-the-shelf	Autologous	Autologous	**Autologous**

TIL target a diverse array of cancer antigens; we believe this approach represents a highly differentiated, customized, and targeted immunotherapy

IOVANCE
© 2019, Iovance Biotherapeutics, Inc.
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EXCISE: Patient’s tumor is removed via surgical resection of a lesion EXTRACT: Tumor is fragmented and placed in media for TIL to leave the tumor and enter media EXPAND: TIL expanded via IL - 2 + OKT3 exponentially ex vivo to yield 10 9 – 10 11 TIL PREPARE & INFUSE : Patient receives non - myeloablative lymphodepletion and is infused with their expanded TIL and IL - 2 © 2019, Iovance Biotherapeutics , Inc. Developed Centralized, Scalable, and Efficient GMP Manufacturing 8 Co - culture TIL and feeder cells for expansion ex vivo Courier from clinical site Courier to clinical site for infusion Harvest and cryopreserved TIL infusion product Process time: 22 days

Manufacturing Multiple layers of patent applications filed for Gen 2 TIL products • Iovance is pursuing claims covering cryopreserved TIL products, manufacturing processes and methods of treatment • Includes three recently granted U.S. patents for methods of treatment in a broad range of cancers, including combinations with PD - 1 antibodies and three additional patents relating to Gen 2 recently allowed • U.S. Patent No. 10,166,257 • U.S. Patent No. 10,130,659 • U.S. Patent No. 10,272,113 Advanced technologies Patent applications filed for a wide range of TIL technologies including • Marrow infiltrating and peripheral blood lymphocyte therapies • Use of costimulatory molecules in TIL therapy • Stable and transient genetically - modified TIL therapies • Patient subpopulations for TIL therapies © 2019, Iovance Biotherapeutics, Inc. Broad, Iovance - Owned IP Around TIL Therapy 9

• Build - to - suit custom facility located in the Navy Yard, Philadelphia, PA • ~136,000 sq. feet • GMP production is expected to commence in 2022 • IOVA investing $75M over 3 years • Significant reduction in COGS expected © 2019, Iovance Biotherapeutics, Inc. Iovance Commercial Manufacturing Facility Rendering by DIGSAU

(1) https://seer.cancer.gov Solid Tumor Indication Deaths (1) New Cases (1) Melanoma 9,320 91,270 Cervix Uteri 4,170 13,240 Oral Cavity, Pharynx & Larynx 13,740 64,690 Lung & Bronchus 154,050 234,030 Bladder 17,240 81,190 Breast 41,400 268,670 Pancreatic 44,330 55,440 Brain & Other Nervous System 16,830 23,880 90% of all cancer cases are solid tumors 1.6M New cases of solid tumors in the U.S. (1) Potential market for early lines in combo with standard of care Potential to address unmet need in late lines of treatment Expand into other indications Move into earlier line of therapy © 2019, Iovance Biotherapeutics, Inc. Significant Market Potential in Solid Tumors 11

Company sponsored studies Select investigator sponsored proof - of - concept studies Lifileucel innovaTIL - 01 Melanoma 164 — LN - 145 innovaTIL - 04 Cervical cancer 59 — LN - 145 C - 145 - 03 Head & neck cancer 47 — Lifileucel + pembrolizumab LN - 145 + pembrolizumab LN - 145 IOV - COM - 202 Melanoma Head & neck Non - small cell lung 36 — MDA TIL NCT03610490 Ovarian, sarcomas, pancreatic ~54 LN - 145 NCT03449108 Ovarian, sarcomas ~54 LN - 145 + pembrolizumab NCT 03935347 Bladder cancer 12 Regimen Trial Indication N Partner Phase 1 Phase 2 Pivotal © 2019, Iovance Biotherapeutics , Inc. Current Clinical Pipeline and Select Collaboration Studies 12

© 2019, Iovance Biotherapeutics, Inc. Metastatic Melanoma

Potential Market for Metastatic Melanoma

- **Estimated 9,320** U.S. patients deaths due to melanoma in 2018[(1)]
- **Limited options** after progression on checkpoint and BRAF/MEK inhibitors:
  - **6,282** U.S. patients are on 2nd line therapy[(2)]
  - **4,950** U.S. patients are on 3rd and 4th line of therapy[(2)]
  - **TIL is available as a 2nd line** for those who are BRAF WT (3rd line if BRAF mutant)

Metastatic Melanoma Facts

282k New Cases WW each year[(4)]	**62k** Deaths WW each year[(4)]
91k Diagnoses in U.S. each year[(1)]	**9k** Deaths in U.S. each year[(1)]

Available care: **immuno-therapy** as first line option	**BRAF positive** patients treated with BRAF/MEK inhibitors	**ORR 4-10%** Retreatment with checkpoint inhibitors or chemotherapy post progression on anti-PD1 and BRAF/MEK[(3)]

(1) https://seer.cancer.gov
(2) Decision Resources Group – Disease Landscape and Forecast for Malignant Melanoma- Reprinted with permission. ©2018 DR/Decision Resources, LLC
(3) Keynote-37 Trial Results
(4) Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost, Years Lived With Disability, and Disability-Adjusted Life-years for 29 Cancer Groups, 1990 to 2016: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2018 Nov 1;4(11):1553-1568. doi: 10.1001/jamaoncol.2018.2706

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© 2019, Iovance Biotherapeutics, Inc.
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InnovaTIL-01: Phase 2 Study Design

Phase 2, multicenter study to assess the efficacy and safety of autologous **Tumor Infiltrating Lymphocytes (lifileucel)** for treatment of patients with **metastatic melanoma** (NCT02360579)


Unresectable or metastatic melanoma treated with 1 systemic prior therapy including a PD-1 blocking antibody and if BRAF V600 mutation positive, a BRAF or BRAF/MEK
Cohort 1:
Non-cryopreserved TIL product (Gen 1)
N=30
Closed to enrollment
Cohort 2:
Cryopreserved TIL product (Gen 2)
N=60
Closed to enrollment
Cohort 4 (Pivotal):
Cryopreserved TIL product (Gen 2)
N=75
First patient dosed
Cohort 3:
TIL re-treatment
N=10

Endpoints:

- Primary: Efficacy defined as investigator ORR
- Secondary: Safety and efficacy

Study Updates:

- October 2018: Cohort 2 data for 47 patients at SITC
- March 2019: Cohort 4 (pivotal trial) first patient dosed
- May 2019: Topline data on 55 patients in ASCO abstract
- June 2019: Full Cohort 2 data on 66 patients presented at ASCO

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Baseline Demographics N= 66 (%) Prior therapies Mean # prior therapies 3.3 Anti - PD - 1 66 (100) Anti - CTLA - 4 53 (80) BRAF/MEK 15 (23) Target lesions sum of diameter (mm) Mean (SD) 106 (71) Min, Max 11, 343 Baseline LDH (U/L) Median 244 1 - 2 times ULN 19 (29) > 2 times ULN 8 (12) Number of target & non - target lesions (at baseline) >3 51 (77) Mean 6 Key inclusion criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor or a BRAF or BRAF/MEK • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Primary: efficacy defined as ORR by investigator per RECIST 1.1 • Secondary: safety and efficacy Study updates: • Cohort 2 fully enrolled • Data readout on 47 patients at SITC • Data readout on 66 patients at ASCO © 2019, Iovance Biotherapeutics , Inc. 16 InnovaTIL - 01: Cohort 2 Update at ASCO 2019 COHORT 2

© 2019, Iovance Biotherapeutics , Inc. Frequency of AEs over time is reflective of potential benefit of one time treatment with lifileucel Adverse Events Tend to be Early and Transient 17 **Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days. Patients wit h multiple events for a given preferred term are counted only once using the maximum grade under each preferred term. Safety terms which describe the same medical condition were combined. *The number of AEs is cumulative and represent the total number of patients dosed Lifileucel Treatment - Emergent Adverse Events (≥ 30%) Adverse Events Over Time COHORT 2 PREFERRED TERM Cohort 2, N=66 Any Grade, n (%) Grade 3/4, n (%) Grade 5, n (%) Number of patients reporting at least one Treatment - Emergent AE ** 65 (98.5) 63 (95.5) 2 (3.0) Thrombocytopenia 59 (89.4) 53 (80.3) 0 Chills 52 (78.8) 4 (6.1) 0 Anemia 44 (66.7) 36 (54.5) 0 Pyrexia 39 (59.1) 11 (16.7) 0 Febrile neutropenia 36 (54.5) 35 (53.0) 0 Neutropenia 36 (54.5) 25 (37.9) 0 Hypophosphatemia 29 (43.9) 22 (33.3) 0 Fatigue 27 (40.9) 1 (1.5) 0 Leukopenia 27 (40.9) 22 (33.3) 0 Hypotension 23 (34.8) 7 (10.6) 0 Tachycardia 22 (33.3) 1 (1.5) 0 Lymphopenia 21 (31.8) 19 (28.8) 0

Responses N=66 (%) Objective Response Rate 25 (38%) Complete Response 2 (3%) Partial Response 23 (35%) Stable Disease 28 (42%) Progressive Disease 9 (14%) Non - Evaluable 4 (6%) Disease Control Rate 53 ( 80%) • In heavily pretreated metastatic melanoma patients (3.3 mean prior therapies) • ORR 38% • DCR 80% • Median DOR has not been reached • Median follow - up 8.8 months • Patients with PD - L1 negative status (TPS<5%) were among responders • Mean TIL cells infused: 27.3 x 10 9 • Median number of IL - 2 doses: 5.5 © 2019, Iovance Biotherapeutics , Inc. 18 Potentially Efficacious Treatment for Patients with Limited Options COHORT 2

Responders Previously Progressed on Checkpoint Inhibitors © 2019, Iovance Biotherapeutics, Inc. 19 COHORT 2 BOR is best overall response on prior anti - PD - 1 immunotherapy Lifileucel time to response and current duration of for evaluable patients (partial response or better)

© 2019, Iovance Biotherapeutics , Inc. 20 TIL Therapy Provides Deep Responses COHORT 2 Lifileucel best overall response rate (1) • 81% of patients had a reduction in tumor burden • Mean Time to response 1.9 months (range 1.3 - 5.6 ) • All assessments are by RECIST 1.1 • Responses are deep – nearly all responders are greater than 30% (1) Three subjects had no post TIL disease assessment due to early death; one subject had no post - TIL disease assessment due to new cancer therapy. For subject #30,100% change from baseline is displayed for the CR visit involved lymph nodes.

© 2019, Iovance Biotherapeutics , Inc. 21 Cohort 4 is a Pivotal Single - Arm Registrational Trial Cohort 4 (Pivotal): Cryopreserved TIL product (Gen 2) N=75 Per FDA interaction COHORT 4 Key inclusion criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor and if BRAF V600 mutation positive, BRAF or BRAF/MEK targeted therapy Endpoints: • Primary: efficacy defined as ORR by BIRC • Secondary: safety and efficacy Study updates: • Confirmed with FDA that a randomized Phase 3 study is not feasible in advanced melanoma post - CPI • FDA has acknowledged acceptability of single - arm data for registration • March 2019: First patient dosed

Late Stage (2L/3L) Melanoma Treatment Development Efforts

2L/3L melanoma treatment has no current standard of care

	Agent	ORR % (N)	Current Development Status	Prior Lines of Tx	Patient Characteristics
Combination with anti-PD-1	**Checkpoints**				
	LAG-3 +nivo (BMS)	12% (N=61)[1]	Multiple 1L studies	1+	All comers, ECOG ≤2 • LAG-3 expression ≥1% (N=33) ORR=18%; • LAG-3 expression <1% (N=22) ORR=5%
	TLR9 agonists, HDAC				
	IMO-2125 (Idera) + ipi	29% (N=34)[2]	Phase 3, post-PD-1 melanoma ILLUMINATE 204	1-3	ECOG ≤1, intratumoral injection
	CMP-001 (CheckMate) + pembro	22% (N=69)[3]	Phase 1b	1+	ECOG ≤1, intratumoral injection
	SD-101 (Dynavax) + pembro	21% (N=29)[4]	Phase 1b/2 (abandoned)[7]	1+	ECOG ≤1 intratumoral injection
	Entinostat (Syndax) + pembro	19% (N=53)[5]	ENCORE 601	1+	ECOG ≤1
Single Agent	**Checkpoints**				
	TIGIT, TIM-3	Unknown	Phase 1/2		
	Cytokines				
	HD IL-2	8% (N=9)[6]		1+	HD IL-2 post PD-1
	Other				
	TIL	**38% (N=66)**	**Phase 2, continuing to enroll pivotal trial**	**3.3**	**All post-anti-PD1**

(1) Ascierto P *et al.*, ESMO 2017
(2) Idera Pharmaceuticals Results Dec 14, 2018
(3) Milhem M *et al.*, AACR 2018
(4) DVAX Corp Pres, Jan 10, 2019
(5) Ramalingam *et al.*, AACR 2019
(6) Buchbinder EI *et al.*, JCO 2017
(7) DVAX press release May 23, 2019

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© 2019, Iovance Biotherapeutics, Inc.

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© 2019, Iovance Biotherapeutics, Inc. Cervical Cancer

Potential Market for Cervical Cancer

"TIL immunotherapy with LN-145 is literally redefining what is treatable and potentially curable in advanced metastatic chemo-refractory cervical cancer. Patients who only two years ago would be facing hospice as their only alternative now have access to this potentially life extending new treatment. This is the most exciting news in this field in decades."

Amir Jazaeri, M.D.
Director of the Gynecologic Cancer Immunotherapy Program in the Department of Gynecologic Oncology and Reproductive Medicine at MD Anderson

Cervical Cancer Facts

511k New Cases WW each year[1]

247k Deaths WW each year[1]

13k Diagnoses in U.S. each year[2]

4k Deaths in U.S. each year[2]

Available care: **Chemo-therapy** as first line option

For PD-L1 + patients, post-chemo receiving Keytruda[3] **ORR 14.3%**

Available Care for chemotherapy in 2L metastatic cervical patients **4.5-13%**[4][5]

[1] Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost, Years Lived With Disability, and Disability-Adjusted Life-years for 29 Cancer Groups, 1990 to 2016: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2018 Nov 1;4(11):1553-1568. doi: 10.1001/jamaoncol.2018.2706
[2] https://seer.cancer.gov/
[3] https://www.merck.com/product/usa/pi_circulars/k/keytruda/keytruda_pi.pdf
[4] Schilder et al., Gynecologic Oncology 2005
[5] Weiss, et al., A phase II trial of carboplatin for recurrent or metastatic squamous carcinoma of the uterine cervix: A Southwest Oncology Group Study

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© 2019, Iovance Biotherapeutics, Inc.

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Phase 2, multicenter study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN - 145) in patients with recurrent, metastatic or persistent cervical carcinoma (NCT03108495) © 2019, Iovance Biotherapeutics , Inc. 25 InnovaTIL - 04: Phase 2 Trial in Cervical Cancer Endpoints: • Primary: ORR as determined by BIRC • Secondary: safety and efficacy Study updates: • March 2019: Protocol amended to 59 total patients and ORR determined by BIRC • March 2019: Fast Track designation • May 2019: Topline ASCO abstract update on Gen 2 patients • May 2019: Breakthrough Therapy designation • June 2019: Longer follow - up presented at ASCO Recurrent, metastatic or persistent cervical carcinoma with 1 prior therapy Simon’s two - stage design Expanded cohort N=59

Baseline Demographics N= 27 (%) Prior therapies Mean # prior therapies 2.4 Platinum - based 27 (100) Taxane 26 (96) Anti - VEGF 22 (82) PD - 1/PD - L - 1 4 (15%) Target lesions sum of diameter (mm) Mean (SD) 61 (38) Min, Max 10, 165 Histologic Cell Type, n (%) Squamous Cell Carcinoma 12 (44) Adenocarcinoma 12 (44) Adenosquamous Carcinoma 3 (11) Number of target & non - target lesions (at baseline) >3 17 (63) Mean ( min,max ) 4 (1,9) Key inclusion criteria: • Recurrent, metastatic or persistent cervical carcinoma with 1 prior therapy • Age ≥ 18 Endpoints: • Primary: efficacy defined as ORR by investigator per RECIST 1.1 • Secondary: safety and efficacy Study updates: • Protocol amended to increase total to 59 patients, and ORR as determined by Blinded Independent Review Committee (BIRC) • Fast Track and Breakthrough Therapy designation received © 2019, Iovance Biotherapeutics , Inc. 26 InnovaTIL - 04: LN - 145 in Cervical Cancer Interim Update at ASCO 2019

© 2019, Iovance Biotherapeutics , Inc. Frequency of AEs over time is reflective of potential benefit of one time treatment with TIL (LN - 145) Adverse Events Tend to be Early and Transient 27 **Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days. Patients wit h multiple events for a given preferred term are counted only once using the maximum grade under each preferred term. Safety terms which describe the same medical condition were combined. *The number of AEs is cumulative and represent the total number of patients dosed Adverse Events Over Time PREFERRED TERM N=27 Any Grade, n (%) Grade 3/4, n (%) Grade 5, n (%) Number of patients reporting at least one Treatment - Emergent AE ** 27 (100) 26 (96.3) 0 Chills 21 (77.8) 0 0 Anemia 15 (55.6) 15 (55.6) 0 Diarrhea 14 (51.9) 2 (7.4) 0 Pyrexia 14 (51.9) 1 (3.7) 0 Thrombocytopenia 14 (51.9) 12 (44.4) 0 Neutropenia 11 (40.7) 8 (29.6) 0 Vomiting 11 (40.7) 1 (3.7) 0 Hypotension 10 (37.0) 4 (14.8) 0 Dyspnea 9 (33.3) 1 (3.7) 0 Febrile neutropenia 9 (33.3) 8 (29.6) 0 Hypoxia 9 (33.3) 3 (11.1) 0 Leukopenia 9 (33.3) 6 (22.2) 0 Hypomagnesemia 8 (29.6) 0 0 Sinus tachycardia 8 (29.6) 0 0

Responses N=27 (%) Objective Response Rate 12 (44%) Complete Response 3 (11%) Partial Response 9 (33%) Stable Disease 11 (41%) Progressive Disease 4 (15%) Non - Evaluable 0 Disease Control Rate 23 ( 85%) • In heavily pretreated cervical cancer patients (2.4 mean prior therapies) • CR 11% • ORR 44% • DCR 85% • Median DOR has not been reached • Median follow - up 7.4 months • Mean TIL cells infused: 28 x 10 9 • Median number of IL - 2 doses: 6.0 © 2019, Iovance Biotherapeutics , Inc. 28 Significant Response Observed in Patients with Limited Options

© 2019, Iovance Biotherapeutics , Inc. LN - 145 time to response and current duration of for evaluable patients (partial response or better) Responses Observed Early On and Consistent with Melanoma 29 • Mean time to first response 1.9 months • Mean time to best response 2.4 months

© 2019, Iovance Biotherapeutics , Inc. 30 Three Complete Responses Observed with LN - 145 LN - 145 best overall response rate • 78% of patients had a reduction in tumor burden • Mean Time to response 1.9 months • All assessments are by RECIST 1.1 • Responses are deep – majority of responders are over 30%

© 2019, Iovance Biotherapeutics , Inc. Recurrent, metastatic or persistent cervical carcinoma has no current standard of care Development Efforts in Recurrent, Metastatic or Persistent Cervical Carcinoma 31 (4) D’Souza et al. SGO 2019 (5) Yan, et al . Cancer Metastasis Rev . 2015 Agent ORR % ( N) Current Dev Status Prior Line of Tx Patient Characteristics Antibody - drug conjugate tisotumab vedotin (TV) ( Genmab /Seattle Genetics) 22% (N=55) (1) Phase 2 1+ Recurrent or metastatic cervical cancer that progressed on standard therapy (most had received at least two prior therapies), median DOR= 6 months Anti - PD - 1 AGEN2034 (Agenus) 11% (N=9) (2) Phase 2 1 + Patients must have relapsed after a platinum - containing doublet administered for treatment of advanced disease cemiplimab (Regeneron) 10% (N=10) (3) Phase 3 2+ Recurrent or metastatic cervical cancer resistant to, or intolerant of, platinum therapy TKI neratinib (Puma Biotechnology) 27% (N=11) (4) Phase 2 2 Metastatic HER2 - positive cervical cancer (percentage of HER2+ in cervical cancer is ~3.9%) (5) Cell therapies TIL (LN - 145) 44% (N=27) Phase 2 2.4 (mean) All patients progressed on or after chemotherapy (1) Hong et al. , SGO 2019 (2) Drescher, et al. ESMO 2018 (3) Rischin , D. et al. ESMO 2018

Melanoma PD - 1/PDL - 1 Naïve Melanoma Head & Neck Cohort 1: TIL+ Pembro N=12 Cohort 2: TIL+ Pembro N=12 Relapsed Refractory NSCLC NSCLC Cohort 3: TIL N=12 PD - 1/PDL - 1 Naïve Head & Neck Endpoints: • Primary: ORR and safety • Secondary: CR rate Study updates: • 16+ sites are activated globally • Sites in the U.S. and 5 additional countries • First patient dosed • Additional cohort for LN - 145 in combination with pembro for NSCLC patients to be added A Phase 2, Multicenter Study of Autologous Tumor Infiltrating Lymphocytes (lifileucel or LN - 145) in Patients with Solid Tumors (NCT03645928) © 2019, Iovance Biotherapeutics , Inc. 32 TIL in Earlier Lines of Therapy in Combination with SOC

© 2019, Iovance Biotherapeutics, Inc. Hematologic Malignancies

© 2019, Iovance Biotherapeutics, Inc. Peripheral Blood Lymphocytes (PBL) for Hematological Indications 34 Expand the TIL platform into new indications • IOV - 2001 for post - ibrutinib CLL patients • IOV - 2001 is a non - genetically modified, polyclonal T cell product • IOV - 2001 shows cytotoxicity against autologous tumor cells in leukemia • Ibrutinib has known to improve proliferative and effector functions of T cells • Iovance has generated PBL from 50 mL blood of ibrutinib - treated patients with CLL • A 9 day manufacturing process is optimized and is being transferred to a CMO • IND filing is planned for 2019 Karyapudi et al., EHA 2019, PF 447

© 2019, Iovance Biotherapeutics , Inc. Research Focus into Next Generation TIL 35 Prepare or select more potent TIL • Use anti - 4 - 1BB, anti - OX40, or other co - stimulants in cocktails in ex vivo growth of TIL • License to uses of 4 - 1BB agonists obtained from Moffitt Cancer Center • Select more potent TIL Identify biomarkers to find a better TIL product or better patient population • Genocea ATLAS™ collaboration Expand the TIL platform into new indications • Bladder cancer (Roswell Park Cancer Institute) • IND for PBL in CLL (OSU collaboration) Genetically modify to make a more tumor - reactive TIL • Cellectis TALEN® collaboration • Phio RNAi collaboration

© 2019, Iovance Biotherapeutics , Inc. Iovance Biotherapeutics Global Reach and Scale 36 Iovance Biotherapeutics has ~120 employees • Headquartered in San Carlos, CA • 4 additional offices • Iovance commercial manufacturing facility in Philadelphia, PA (under construction) San Carlos, CA New York City, NY Philadelphia, PA Zug, CH Tampa, FL Business Office or Subsidiary Iovance Manufacturing Site Corporate Headquarters

March 31, 2019 In millions Common shares outstanding 123 Preferred shares 6 (1) Options 9 Cash, cash equivalents, short - term investments $440 Debt 0 (1) Preferred shares are shown on an as - converted basis © 2019, Iovance Biotherapeutics , Inc. Well Capitalized in Pursuit of TIL Commercialization 37

Achieved and Upcoming Milestones

2018

- [x] Demonstrate consistent, scalable, rapid proprietary manufacturing method
- [x] Secure new IP around TIL technology and manufacturing
- [x] Secure adequate financing providing 3 years of runway
- [x] Demonstrate activity in melanoma post-checkpoint inhibitor (difficult to treat patients)
- [x] Align on registration pathway for melanoma with FDA
- [x] Demonstrate activity in post-CPI cervical, head & neck tumors

2019

- [x] First patient dosed in Cohort 4 for lifileucel in support of registration
- [x] Present updated data in Cohort 2 for melanoma at ASCO
- [x] Present data from Gen 2 of cervical study at ASCO
- [x] Initiate building Iovance manufacturing facility
- [ ] Define regulatory path for LN-145 in cervical cancer with FDA
- [ ] Explore therapeutic potential of TIL in other indications
- [ ] File new IND for new manufacturing process and/or new indications

IOVANCE
© 2019, Iovance Biotherapeutics, Inc.
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© 2019, Iovance Biotherapeutics, Inc. Thank you